                                                                   EXHIBIT 10.14





                              CONVERSION AGREEMENT

       CONVERSION AGREEMENT (this "Agreement"), dated as of March 31, 1999 by and among NewsReal, Inc., a Delaware corporation (the "Company"), and each of the investors listed on Schedule I attached hereto (each, a "QIP Investor" and, collectively, the "QIP Investors").

                                    RECITALS

       A. In December 1997, the Company borrowed from Bayerische Hypo- Und Vereinsbank AG, New York Branch (formerly known as Bayerische Vereinsbank AG, New York Branch) ("Vereinsbank"), the principal amount of $1,000,000 (the "Term Loan"), pursuant to that certain Term Loan Agreement, dated as of December 11, 1997, and related Promissory Note, dated December 12, 1997, which Term Loan is payable in full on December 12, 1999.

       B. One of the QIP Investors, Quantum Industrial Partners, LDC ("QIP"), guaranteed prepayment of the Term Loan, pursuant to that certain Guaranty, dated December 11, 1997 (the "12/97 Guaranty").

       C. In February 1998, pursuant to an Amendment to the Term Loan Agreement, dated as of February 27, 1998, the Company and Vereinsbank amended the Term Loan Agreement to extend to the Company an additional revolving line of credit in the aggregate principal amount of $3,000,000 (the "Line of Credit"), which amount the Company has borrowed and is payable in full on May 28, 1999.

       D. QIP also guaranteed repayment of the Line of Credit, pursuant to that certain Guaranty, dated February 27, 1998 (the "2/98 Guaranty").

       E. In October 1998, the Company borrowed from the QIP Investors the aggregate principal amount of $600,000 (the "10/98 Loan"), pursuant to that certain Senior Secured Demand Promissory Note (the "10/98 Note") and that certain Security Agreement (the "10/98 Security Agreement"), each dated October 28, 1998, which amount is payable in full on demand after the earlier of March 31, 1999 or the sale of substantially all of the Company's assets or capital stock.

       F. In November 1998, the Company borrowed from the QIP Investors the aggregate principal amount of $600,000 (the "11/98 Loan"), pursuant to that certain Senior Secured Demand Promissory Note (the "11/98 Loan") and that certain Security Agreement (the "11/98 Security Agreement"), each dated November 24, 1998, which amount is payable in full on demand after the earlier of March 31, 1999 or the sale of substantially all of the Company's assets or capital stock.

       G. In January 1999, the Company borrowed from the QIP Investors the aggregate principal amount of $600,000 (the "1/99 Loan"), on the same terms and conditions as the 10/98 Loan and the 11/98 Loan, except that the 1/99 Loan is payable in full on demand at any time.

       H. Subsequent to the 1/99 Loan, the Company agreed to grant to the QIP Investors certain conversion rights, in exchange for which the QIP Investors agreed not to demand any prepayment of the 1/99 Loan until after March 31, 1999.

       I. In February 1999, the Company borrowed from the QIP Investors the aggregate principal amount of $400,000 (the "2/99 Loan"), on the same terms and conditions as the 1/99 Loan as modified, including certain conversion rights.

       J. In March 1999, the Company borrowed from the QIP Investors the aggregate principal amount of $400,000 (the "3/99 Loan"), on the same terms and conditions as the 1/99 Loan as modified, including certain conversion rights.

       NOW THEREFORE, in consideration of the premises and the agreements contained herein and for other good and valuable consideration, the parties hereto hereby agree as follows:

       1. 1/99, 2/99 and 3/99 Loans.

              (a) 1/99 Loan. In connection with the transactions contemplated hereby, as evidence of the 1/99 Loan, the Company shall execute and deliver a Senior Secured Demand Promissory Note (the "1/99 Note") and a Security Agreement (the "1/99 Security Agreement"), in the forms attached hereto as Exhibits A and B, respectively.

              (b) 2/99 Loan. In connection with the transactions contemplated hereby, as evidence of the 2/99 Loan, the Company shall execute and deliver a Senior Secured Demand Promissory Note (the "2/99 Note") and a Security Agreement (the "2/99 Security Agreement"), in the forms attached hereto as Exhibits C and D, respectively.

              (c) 3/99 Loan. In connection with the transactions contemplated hereby, as evidence of the 3/99 Loan, the Company shall execute and deliver a Senior Secured Demand Promissory Note (the "3/99 Note") and a Security Agreement (the "3/99 Security Agreement"), in the forms attached hereto as Exhibits E and F, respectively.

       2. Conversion Rights. The Company and the QIP Investors hereby agree to the following conversion rights:

              (a) Term Loan. At any time after the Term Loan becomes due and payable (i.e., December 12, 1999) on or before the earlier of December 31, 1999 or prepayment in full of the Term Loan, the Company may, at its option, require that the QIP Investors, on behalf of the Company, pay to Vereinsbank all or a portion of the outstanding principal and any accrued but unpaid interest owed by the Company to Vereinsbank under the Term Loan. In exchange for any such payment by any QIP Investors, the Company agrees to issue to such QIP Investors or their designees that number of shares of the Company's common stock, $.001 par value per share ("Common Stock"), equal to the amount of principal and interest so paid by such QIP Investors divided by a conversion price of $2.47 per share. Upon payment in full of the Term Loan and issuance of shares pursuant to this subsection (if required), the Company shall have no further obligations to QIP or the other QIP Investors with respect to the Term Loan or the 12/97 Guaranty.

    (b) Line of Credit. (i) At any time after the Line of Credit becomes due and payable (i.e., May 28, 1999) on or before December 31, 1999, the Company may, at its option, require that the QIP Investors, on behalf of the Company, pay to Vereinsbank up to $1,000,000 of the outstanding principal, together with the amount of any unpaid interest due thereon, owed by the Company to Vereinsbank under the Line of Credit. In exchange for any such payment by any QIP Investors, the Company agrees to issue to such QIP Investors or their designees that number of shares of Common Stock equal to the amount of principal and interest so paid by such QIP Investors divided by a conversion price of $2.47 per share.

       (ii) At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the Line of Credit, the QIP Investors may, at their option and on behalf of the Company, pay to Vereinsbank up to $2,000,000 of the outstanding principal, together with the amount of any unpaid interest due thereon, owed by the Company to Vereinsbank under the Line of Credit. In exchange for any such payment by any QIP Investors, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest so paid by such QIP Investors divided by a conversion price of $1.00 per share.

       (iii) Upon payment in full of the Line of Credit and issuance of shares pursuant to this subsection (if required), the Company shall have no further obligations to QIP or the other QIP Investors with respect to the Line of Credit or the 2/98 Guaranty.

    (c) Investor Loans. (i) 10/98 Loan. At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the 10/98 Loan, the QIP Investors may, at their option, elect to convert into Common Stock up to $600,000 of the outstanding principal, together with the amount of any interest due thereon, owed by the Company to the QIP Investors under the 10/98 Loan. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Upon payment in full of the 10/98 Loan and issuance of shares pursuant to this subsection (if required), the QIP Investors shall release the Company from any obligations arising under, and the Company shall have no further obligations to the QIP Investors with respect to, the 10/98 Loan, the 10/98 Note and the 10/98 Security Agreement.

       (ii) 11/98 Loan,. At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the 11/98 Loan, the QIP Investors may, at their option, elect to convert into Common Stock [up to] $600,000 of the outstanding principal, together with the amount of any interest due thereon, owed by the Company to the QIP Investors under the 11/98 Loan. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Upon payment in full of the 11/98 Loan and issuance of shares pursuant to this subsection (if required), the QIP Investors shall release the Company from any obligations arising under, and the Company shall have no further obligations to the QIP Investors with respect to, the 11/98 Loan, the 11/98 Note and the 11/98 Security Agreement.

       (iii) 1/99 Loan. At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the 1/99 Loan, the QIP Investors may, at their option, elect to convert into Common Stock up to $600,000 of the outstanding principal, together with the amount of any interest due thereon, owed by the Company to the QIP Investors under the 1/99 Loan. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Upon payment in full of the 1/99 Loan and issuance of shares pursuant to this subsection (if required), the QIP Investors shall release the Company from any obligations arising under, and the Company shall have no further obligations to the QIP Investors with respect to, the 1/99 Loan, the 1/99 Note and the 1/99 Security Agreement.

       (iv) 2/99 Loan. At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the 2/99 Loan, the QIP Investors may, at their option, elect to convert into Common Stock up to $400,000 of the outstanding principal, together with the amount of any interest due thereon, owed by the Company to the QIP Investors under the 2/99 Loan. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Upon payment in full of the 2/99 Loan and issuance of shares pursuant to this subsection (if required), the QIP Investors shall release the Company from any obligations arising under, and the Company shall have further obligations to the QIP Investors with respect to, the 2/99 Loan, the 2/99 Note and the 2/99 Security Agreement.

       (v) 3/99 Loan. At any time after March 31, 1999 but before the earlier of 5:00 p.m., New York time, on December 31, 1999 or payment in full of the 3/99 Loan, the QIP Investors may, at their option, elect to convert into Common Stock up to $400,000 of the outstanding principal, together with the amount of any interest due thereon, owed by the Company to the QIP Investors under the 3/99 Loan. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to the amount of principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Upon payment in full of the 3/99 Loan and issuance of shares pursuant to this subsection (if required), the QIP Investors shall release the Company from any obligations arising under, and the Company shall have no further obligations to the QIP Investors with respect to, the 3/99 Loan, the 3/99 Note and the 3/99 Security Agreement.

       (d) Future Borrowings. To the extent the Company borrows up to an additional $1,400,000 from the QIP Investors, the QIP Investors will be entitled to similar conversion rights with respect to such additional loans to the Company.

3.     Conversion Mechanics.

       (a) Adjustment of Conversion Price. Each of the conversion prices specified in Section 2 above shall be adjusted proportionately for any and all stock splits, stock dividends, reorganizations, recapitalizations or other similar actions taken or effected by the Company.

       (b) Conversion Procedure. (i) To exercise an option granted in Section 2 above, the exercising party must deliver written notice to the other party of the specific option(s) being exercised, including the amount(s) of principal and interest to be converted and the names and addresses in which the stock certificates(s) are to be registered and delivered. Delivery of this written notice shall constitute a waiver of any and all defaults by the Company under any promissory notes, security agreements or other documents between the Company and the QIP Investors with respect to the loan(s) being converted.

           (ii) The Company will issue to the QIP Investors shares of Common Stock in accordance with the appropriate subsection of Section 2 above within two (2) business days of receipt by the Company of (x) in the case of Section 2(a) or 2(b), the appropriate original promissory notes(s) for cancellation from Vereinsbank, together with written confirmation of the amount(s) paid to Vereinsbank by the QIP Investors, on behalf of the Company, or (y) in the case of Section 2(c), the appropriate original promissory note(s) for cancellation and conversion from the QIP Investors. If an original promissory note has been lost, stolen or destroyed, the holder of such promissory note may instead deliver an affidavit of that fact, containing such indemnity provisions as the Company may reasonably require.

             (c) Partial Exercise. to the extent an option granted in Section 2 above is exercised in part, the option shall continue to exist with respect to any amounts covered by such option which have not been converted.

             (d) Waiver of Rights. The QIP Investors waive any and all subscription, approval or other rights they may have pursuant to the Shareholders Agreement, dated as of December 11, 1997, as a result of any issuance of Common Stock hereunder.

      4. Assignment. No party hereto may assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the other parties hereto, except that (i) any QIP Investor may assign his or its rights hereunder to any other QIP Investor and (ii) the Company may assign or transfer its rights and obligations hereunder to a successor entity.

      5. Amendment. This Agreement shall not be amended or modified except by a writing duly executed by the parties hereto.

      6. Entire Agreement. This Agreement, together with the other instruments, agreements and documents referred to herein, contain all the terms and conditions agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

      7. Further Assurances. If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto will take such further action (including the execution and delivery of such further instruments and documents) as the other party hereto reasonably may request, all at the sole cost and expense of the requesting party.

      8. Severability. Any provision of this Agreement which is held to be invalid and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      9. Waiver. Waiver of the breach of any term or the failure of any condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

      10. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York (without regard to principles of conflicts of law).

      11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. For purposes of this Agreement, a facsimile copy of a party's signature shall be sufficient to bind such party.






                    [THE NEXT PAGE IS THE SIGNATURE PAGE.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                          NEWSREAL, INC.


                                          By:  /s/ DAVID C. HOPPMANN
                                             -----------------------------------
                                               Name: David C. Hoppmann
                                               Title: President & CEO


                                          QUANTUM INDUSTRIAL PARTNERS, LDC


                                          By:  /s/ GARY GLADSTEIN
                                             -----------------------------------
                                               Name:
                                               Title:


                                          GEOSOR CORPORATION


                                          By:  /s/ GARY GLADSTEIN
                                             -----------------------------------
                                               Name: Gary Gladstein
                                               Title: President

                                               /s/ GARY GLADSTEIN
                                          --------------------------------------
                                               GARY GLADSTEIN

                                               /s/ STEWART PAPERIN
                                          --------------------------------------
                                               STEWART PAPERIN

                                               /s/ DOUGLAS REID
                                          --------------------------------------
                                               DOUGLAS REID